UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018

THE CHEFS’ WAREHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT 06877
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.
Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated February 20, 2018 (the “Press Release”), The Chefs’ Warehouse, Inc. (the “Company”) announced financial results for the Company’s thirteen and fifty-two weeks ended December 29, 2017. The full text of the Press Release is furnished herewith as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On February 16, 2018, the Board of Directors (the “Board”) of The Chefs’ Warehouse, Inc. (the “Company”) elected Christina Carroll and David E. Schreibman (collectively, the “New Directors”) to the Company’s Board as directors, filling two vacancies resulting from an increase in the size of the Board from ten to twelve directors. Ms. Carroll and Mr. Schreibman’s terms will expire, along with the terms of the other directors, at the Company’s next annual meeting of stockholders. Ms. Carroll will serve as a member of the Board’s Audit Committee and as a member of the Board’s Nominating and Corporate Governance Committee. Mr. Schreibman will serve as a member of the Board’s Compensation and Human Capital Committee. The New Directors are joining the Board as directors pursuant to the cooperation agreement (the “Agreement”), which was filed by the Company as an exhibit to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2018, between the Company and Legion Partners, L.P. I, Legion Partners, L.P. II, Legion Partners Special Opportunities, L.P. VII, Legion Partners, LLC, Legion Partners Asset Management, LLC, Legion Partners Holdings, LLC, Christopher S. Kiper, and Raymond White (collectively, the “Investor Group”).

Other than the Agreement, there are no arrangements or understandings between the New Directors and any other persons pursuant to which they were selected as directors. Additionally, there are no transactions involving the Company and the New Directors that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Carroll is currently Managing Director, valuation advisory and financial opinions at Stout Risius Ross, LLC (“Stout”) where she is responsible for originating and executing valuations, fairness opinions and other transaction related financial advisory services across industries. Prior to Stout, Ms. Carroll was director, financial advisory services at Houlihan Lokey, Inc. Ms. Carroll also previously held managerial positions at Ernst & Young LLP, including partner in valuation and transaction advisory services.

Mr. Schreibman is currently a consultant at Walgreens Boots Alliance and is the Rite Aid acquisition integration management officer leader. Prior to that he held roles at US Foods including executive vice president of strategy and senior vice president of business development. Prior to US Foods, he held roles at Specialty Foods Corporation including vice president, secretary and general counsel.

The New Directors will be compensated in accordance with the Company’s existing compensation arrangements for non-employee directors, which are described under the caption “Executive Compensation - Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2017, and currently include a mixture of a cash retainer, cash paid for committee membership and committee chairmanship, and time-based vesting restricted share awards. Their compensation for their services will be prorated in 2018. The Company has also entered into an Indemnification Agreement with the New Directors in substantially the form of the Form of Indemnification Agreement by and between the Company and its directors and executive officers, which was filed by the Company as Exhibit 10.24 to the amendment to the Company’s Registration Statement on Form S-1 filed with the SEC on July 14, 2011 in connection with the Company’s initial public offering.

Appointment of Tim McCauley as Chief Accounting Officer

The Company’s Board of Directors has appointed Tim McCauley as Chief Accounting Officer effective February 16, 2018. Mr. McCauley has over 30 years of experience as a financial professional, including serving as Controller of the Company since

May 2015. Mr. McCauley received his Bachelor of Science in Business - Accounting from the University of Connecticut and is a certified public accountant in the state of Connecticut.

Offer Letter. In connection with Mr. McCauley becoming Chief Accounting Officer, the Company entered into an offer letter with Mr. McCauley on February 19, 2018 (the “Offer Letter”), which provides for the following: (i) an annual base salary of $265,000; (ii) participation of the 2018 Cash Incentive Plan, on a pro-rated basis for fiscal 2018; and (iii) participation in the 2011 Omnibus Equity Incentive Plan and in any future equity based plans, on a pro-rated basis for fiscal 2018, with Mr. McCauley’s pro-rated award for fiscal 2018 to be made following his start date as Chief Accounting Officer of the Company.
This summary of the Offer Letter is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 99.2.

Item 9.01.
Financial Statements and Exhibits.

(d)  Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release of The Chefs’ Warehouse, Inc. dated February 20, 2018.
99.2	Offer Letter, dated February 19, 2018, by and between The Chefs' Warehouse Inc. and Tim McCauley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ James Leddy
Name: Title:	James Leddy Chief Financial Officer

Date:    February 20, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Chefs’ Warehouse, Inc. dated February 20, 2018.
99.2	Offer Letter, dated February 19, 2018, by and between The Chefs' Warehouse Inc. and Tim McCauley.